EXHIBIT 10.7

              PROMISSORY NOTE TO WELLINGTON FINANCIAL CORPORATION
                              DATED JUNE 22, 2005








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                                 PROMISSORY NOTE



US$31,865.00                                                       JUNE 22, 2005
                                                     VANCOUVER, BRITISH COLUMBIA



For value received, BRAVO RESOURCES LTD. ("Maker") promises to pay to the order of WELLINGTON FINANCIAL CORPORATION, the sum of THIRTY-ONE THOUSAND EIGHT HUNDRED SIXTY-FIVE DOLLARS (US$31,865.00), with interest to accrue at the rate of TEN PERCENT (10.0%) from the date of each advance as set forth below until this Note is paid in full:

        -----------------------------------------------------------------
                 DATE OF ADVANCE                   AMOUNT OF ADVANCE
        -----------------------------------------------------------------
                 February 8, 2005                      $3,500.00
        -----------------------------------------------------------------
                 February 15, 2005                     $9,000.00
        -----------------------------------------------------------------
                  March 10, 2005                       $3,000.00
        -----------------------------------------------------------------
                  April 6, 2005                        $7,000.00
        -----------------------------------------------------------------
                  June 22, 2005                        $9,000.00
        -----------------------------------------------------------------
                  June 22, 2005                       Cdn.$450.00
        -----------------------------------------------------------------

This Note shall be due as to each advance two (2) years from the date of such advance, but in no event later than June 22, 2007.

Maker may prepay this Note at any time without penalty.

Payment of this Note is secured by a pledge of five hundred thousand (500,000) shares of common stock of Bravo Resources Ltd. owned by Ben Kirk.

Should legal proceedings be necessary to enforce the payment of this Note, Maker shall be liable for all costs of collection, including attorneys' fees.

"Maker"
BRAVO RESOURCES LTD.


By:      /s/ DANIEL SAVINO
   ----------------------------------------
         Daniel Savino, President